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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2003


                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)

           Delaware                   001-16295              75-2759650
-------------------------------      ------------       ----------------------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)       Identification Number)

777 Main Street, Suite 1400, Ft. Worth, Texas                   76102
---------------------------------------------                 ----------
   (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (817) 877-9955

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ITEM 5.  OTHER EVENTS

UNDERWRITING AGREEMENT

         On November 13, 2003, Encore Acquisition Company (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (the "Underwriters"), with respect to the issue and sale by the Company (the "Offering") of up to 9,200,000 shares (including 1,200,000 shares issuable pursuant to the Underwriters' over-allotment option) (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock").

         The Shares will be issued under a registration statement on Form S-3 (No. 333-106943) (the "Registration Statement") filed by the Company on July 10, 2003 with the Securities and Exchange Commission (the "Commission") pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement was amended on August 21, 2003 and subsequently declared effective by the Commission on August 25, 2003.

         A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

STOCK PURCHASE AGREEMENT

         On November 13, 2003, the Company entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with J.P. Morgan Partners (SBIC), LLC and Warburg, Pincus Equity Partners L.P. whereby the Company will purchase at the closing of the Offering 6,000,000 shares of Common Stock from J.P. Morgan Partners (SBIC), LLC and 2,000,000 shares of Common Stock from Warburg, Pincus Equity Partners L.P. (and three related partnerships), in each case at a per share price equal to the net proceeds per share that the Company receives from the Offering, after expenses. Upon any exercise of the Underwriters' over-allotment option, the Company will initially purchase up to 866,643 shares of Common Stock from J.P. Morgan Partners (SBIC), LLC and thereafter purchase up to 333,357 shares of Common Stock from Warburg, Pincus Equity Partners L.P., in each case at the same price as described above.

         A copy of the Stock Purchase Agreement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         1.1 Underwriting Agreement dated November 13, 2003 among Encore Acquisition Company and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

         5.1 Opinion of Baker Botts L.L.P.

         99.1 Stock Purchase Agreement dated November 13, 2003 among Encore Acquisition Company, J.P. Morgan Partners (SBIC), LLC and Warburg, Pincus Equity Partners L.P.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ENCORE ACQUISITION COMPANY

Date: November 14, 2003                By: /s/ Morris B. Smith
                                          --------------------------------------
                                          Morris B. Smith
                                          Chief Financial Officer, Treasurer,
                                          Executive Vice President and
                                          Principal Financial Officer

                                       3
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                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------       -----------------------------------------------------------
1.1               Underwriting Agreement dated November 13, 2003 among Encore
                  Acquisition Company, Deutsche Bank Securities Inc. and J.P.
                  Morgan Securities Inc., as representatives of the several
                  underwriters named therein.

5.1               Opinion of Baker Botts L.L.P.

99.1              Stock Purchase Agreement dated November 13, 2003 among Encore
                  Acquisition Company, J.P. Morgan Partners (SBIC), LLC and
                  Warburg, Pincus Equity Partners L.P.